ITEM 9.01.12

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

CONVERTIBLE PROMISSORY NOTE: **DUE SEPTEMBER 30, 2015**

OF

SEVEN ARTS ENTERTAINMENT INC.

AND

SEVEN ARTS FILMED ENTERTAINMENT LOUISIANA LLC

THIS CONVERTIBLE PROMISSORY NOTE ("Note"), issued on August 22, 2014 ("Issuance Date") is a duly authorized note of SEVEN ARTS FILMED ENTERTAINMENT LOUISIANA LLC, a limited liability company duly organized and existing under the laws of the State of Louisiana (the "*Company*"), representing assumption of the indebtedness of SEVEN ARTS ENTERTAINMENT INC. ("SAE") to Holder as booked debts for services and cash advances arising on or before January 1, 2014 ("Prior Debt") as required by the terms of certain Stock Purchase Agreement dated July17, 2014. This Note may be converted into Common Stock at any time, notwithstanding anything to the contrary herein.

FOR VALUE RECEIVED, the Company hereby promises to pay to the order of KATE HOFFMAN or her registered assigns or successors-in-interest (the "Holder") the principal sum of $172,890.00 (the "Principal Sum") on the Maturity Date (as defined below) and all accrued but unpaid Interest Amount (as defined below) upon Holder's demand, to the extent such Principal Sum and Interest Amount have not been repaid or converted into SAE's Common Stock, $0.01 par value per share (the "*Common Stock*"), in accordance with the terms hereof. Interest on the unpaid balance of the Principal Sum shall not accrue on this Note unless an uncured default occurs, in which case interest on this Note shall accrue daily commencing as of the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in accordance with Section 1 hereof. Notwithstanding anything contained herein, this Note shall bear interest only on the due and unpaid Principal Amount (as defined below) from and after the occurrence and during the continuance of an Event of Default pursuant to Section 3(a) at the rate (the "*Default Rate*") equal to the lower of eighteen (18%) per annum or the highest rate permitted by law. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to Principal Sum.

All payments of principal and interest on this Note shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the

Holder may from time to time designate by written notice in accordance with the provisions of this Note or by Company check. This Note may not be prepaid in whole or in part except as otherwise provided herein. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

This Note is secured by a Pledge Agreement of concurrent date under which SAE pledges to Holder all its membership interests in Company to secure the Prior Debt. This Note will be a novation of the Prior Debt and SAE's sole obligations shall be to honor conversion of this Note into its Common Stock as herein provided and the term of the Pledge Agreement.

For purposes hereof the following terms shall have the meanings ascribed to them below:

"Bankruptcy Event" means any of the following events: (a) SAE, the Company or any subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to SAE or the Company or any subsidiary thereof; (b) there is commenced against SAE or the Company or any subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) SAE, the Company or any subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) SAE, the Company or any subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) SAE, the Company or any subsidiary makes a general assignment for the benefit of creditors; (f) SAE, the Company or any subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) SAE, the Company or any subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) SAE, the Company or any subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of affecting any of the foregoing.

"Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

"Change in Control Transaction" will be deemed to exist if (i) there occurs any consolidation, merger or other business combination of SAE with or into any other corporation or other entity or person (whether or not SAE is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the voting stockholders of SAE prior to such event cease to own 50% or more of the voting power (including without limitation any "going private" transaction under Rule 13e-3 promulgated pursuant to the Exchange Act or tender offer by SAE under Rule 13e-14 promulgated pursuant to the Exchange Act for 20% or more of SAE's Common Stock), (ii) any person (as defined in Section 13(d) of the Exchange Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 35% of SAE's voting power, (iii) there is a replacement of more than one-half of the members of SAE's Board of Directors which is not approved by those individuals who are members of SAE's Board of Directors on the date thereof, (iv) in one or a series of related transactions, there is a sale or transfer

of all or substantially all of the assets of SAE, determined on a consolidated basis, or (v) SAE enters into any agreement providing for an event set forth in (i), (ii), (iii) or (iv) above.

"Conversion Price" shall be 80% of the last sale price (as reported by, or on behalf of, the Principal Market (as defined below)) for the Common Stock on the Trading Day (as defined below) immediately preceding the date on which the Conversion Notice (as defined in Section 2(a)) shall have been transmitted to SAE.

"Conversion Ratio" means, at any time, a fraction, of which the numerator is the entire outstanding Principal Amount of this Note (or such portion thereof that is being redeemed or repurchased), and of which the denominator is the Conversion Price as of the date such ratio is being determined.

"Convertible Securities" means any convertible securities, to exchange for shares of Common Stock.

"Equity Conditions" shall mean (i) the resale of all Underlying Shares (as defined below) is covered by an effective registration statement which is not subject to any suspension or stop order (with a current and deliverable prospectus that is not subject at the time to any blackout or similar circumstance) or permitted pursuant to Rule 144(b)(1)(i) under the Securities Act.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Maturity Date" shall mean September 30, 2015.

"Payment Date" shall mean the Maturity Date and the first day of each calendar month thereafter, provided that if any such day is not a Business Day, then such Payment Date shall mean the next succeeding day which is a Business Day.

"Principal Amount" shall refer to the sum of (i) Principal Sum and (ii) Interest Amount.

"Principal Market" shall mean the OTC bulletin board or the OTC Markets Group, Inc.'s OTC-QB tier or such other principal or exchange on which the Common Stock is quoted for trading.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Trading Day" shall mean a day on which there is trading on the Principal Market.

"Underlying Shares" means the shares of Common Stock into which the Note is convertible (including interest or principal payments in Common Stock as set forth herein) in accordance with the terms hereof.

The following terms and conditions shall apply to this Note:

Section 1. Interest Payments

(a) Interest Payments. As long as an Event of Default does not occur, interest shall not accrue on the remaining unconverted principal balance of this Note. Interest that does accrue upon the occurrence of an Event of Default shall be referred to herein as the "***Interest Amount***."

(b) Cash or Common Stock. Subject to the terms hereof, the Company shall have the right to satisfy payment of the Interest Amount in full either in cash or in shares of Common Stock (but not both) at the Company's option. The Company shall deliver to the Holder a written irrevocable notice electing to pay such Interest Amount in full in either cash or Common Stock ("Payment Election Notice"). Such Payment Election Notice shall be delivered not more than ten (10) Trading Days subsequent to the first Payment Date and not less than ten (10) Trading Days prior to each subsequent Payment Date (the date of such notice being hereinafter referred to as the "Notice Date"). If such Payment Election Notice is not delivered within the prescribed period set forth in the preceding sentence, then the payment shall be made in either cash or shares of Common Stock on the same terms hereunder at the Holder's sole option. If the Company elects or is required to pay any Interest Amount in cash on a Payment Date, then on such Payment Date the Company shall pay to the Holder an amount equal to such Interest Amount in satisfaction of such obligation. If the Company elects or is required to pay any Interest Amount in shares of Common Stock, the number of such shares to be issued for such Payment Date shall be the number determined by dividing (x) the Interest Amount, by (y) the Conversion Price as of such Payment Date. Such shares shall be issued and delivered within three (3) Trading Days following such Payment Date and shall be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances, restrictions and legends except those customarily required in connection with a company's compliance with its obligations under the Securities Act. If the Holder does not receive the requisite number of shares of Common Stock in the form required above within such three-Trading Day-period, the Holder shall have the option of either (a) requiring the Company to issue and deliver all or a portion of such shares or (b) canceling such election (whether by the Company or Holder) to pay such Interest Amount in Common Stock (in whole or in part), in which case the Company shall immediately pay in cash the full such Interest Amount due hereunder or such portion as the Holder specifies is to be paid in cash instead of Common Stock.

(c) No Equity Conditions. Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to pay the Interest Amount in shares of Common Stock (and must deliver cash in respect thereof) on the applicable Payment Date if, at any time from the Notice Date until the time at which the Holder receives such shares, any of the Equity Conditions shall fail to be satisfied, unless otherwise waived in writing by the Holder in whole or in part at the Holder's option.

(d) Ownership/Issuance Limitations. Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to pay the Interest Amount in shares of Common Stock (and must deliver cash in respect thereof) on the applicable Payment Date to the extent, and only to the extent, that such payment in shares of Common Stock would result in the Holder hereof exceeding the limitations contained in Section 2(i) below. In such event, then (i) the Company on the Payment Date shall pay such portion of the Interest Amount in shares of Common Stock as may be effected without exceeding such limitations, and (ii) the Company shall pay the balance of such Interest Amount in cash.

Section 2. Conversion

(a) Conversion Right. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at such Holder's option, at any time and from time to time to convert the outstanding current Principal Amount under this Note in whole or in part by delivering to SAE a fully executed notice of conversion in form reasonably satisfactory to SAE (the

"Conversion Notice"), which may be transmitted by facsimile or email. Notwithstanding anything to the contrary herein, this Note and the outstanding Principal Amount hereunder shall not be convertible into Common Stock to the extent that such conversion would result in the Holder hereof exceeding the limitations contained in, or otherwise violating the provisions of, Section 2(i) below.

(b) Common Stock issuance upon Conversion.

(i) Conversion Date Procedures. Upon conversion of this Note pursuant to Section 2(a) above, the outstanding current Principal Amount of the Note elected to be converted hereunder shall be converted into such number of fully paid, validly issued and non-assessable shares of Common Stock, free of any liens, claims and encumbrances and without any restrictions or legends, as is determined by dividing the amount of the current outstanding Principal Amount of this Note being converted by the then applicable Conversion Price.

(ii) Delivery. SAE will deliver to the Holder not later than three (3) Trading Days after the Conversion Date, shares (which certificate(s) shall be free of restrictive legends and trading restrictions) representing the number of shares of Common Stock being acquired upon the conversion of this Note in certificated form or, at Holder' option, via Deposits and Withdrawal at Custodian (DWAC). If in the case of any conversion hereunder, such shares are not delivered to the Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled by written notice to SAE at any time on or before its receipt of such shares, to rescind such conversion, in which event SAE shall immediately return this Note tendered for conversion. If SAE fails to deliver to the Holder such shares pursuant to this Section 2 of this Agreement (free of any restrictions on transfer or legends) in accordance herewith, prior to the fifth Trading Day after the Conversion Date, SAE shall pay to the Holder as liquidated damages, in cash, an amount equal to 2% of the Principal Amount per month until the free trading shares are delivered.

(iii) Surrender of Note Not Required. The date of any Conversion Notice hereunder and any Payment Date shall be referred to herein as the "Conversion Date." If the Holder is converting less than all of the outstanding Principal Amount hereunder pursuant to a Conversion Notice, SAE shall promptly deliver to the Holder (but no later than five Trading Days after the Conversion Date) a Note for such outstanding Principal Amount as has not been converted if this Note has been surrendered to the Company for partial conversion. The Holder shall not be required to physically surrender this Note to the Company upon any conversion hereunder unless the full outstanding Principal Amount represented by this Note is being converted or repaid. The Holder and the Company shall maintain records showing the outstanding Principal Amount so converted and repaid and the dates of such conversions or repayments or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion or repayment.

(c) Conversion Price Adjustments.

(i) Stock Dividends, Splits, and Combinations. If SAE or any of its subsidiaries, at any time while the Note is outstanding shall (A) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivide outstanding Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then each Affected Conversion Price (as defined below) shall be multiplied by a fraction, the numerator of which shall be the number of

shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 2(c)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

As used herein, the Affected Conversion Prices (each, an "Affected Conversion Price") shall refer to: (i) the Conversion Price, and (ii) each reported lowest closing bid price occurring on any Trading Day included in the period used for determining the Conversion Price, which Trading Day occurred before the record date in the case of events referred to in clause (A) of this subparagraph 2(c)(i) and before the effective date in the case of the events referred to in clauses (B) and (C) of this subparagraph 2(c)(i).

(ii) Distributions. If SAE or any of its subsidiaries, at any time while the Note is outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or cash or rights or warrants to subscribe for or purchase any security of SAE or any of its subsidiaries (excluding those referred to in Section 2(c)(i) above), then concurrently with such distributions to holders of Common Stock, SAE shall distribute to Holder the amount of such indebtedness, assets, cash or rights or warrants which the Holder would have received had this Note been converted into Common Stock at the Conversion Price immediately prior to the record date for such distribution.

(iii) Intentionally omitted.

(iv) Notice of Adjustments. Whenever any Affected Conversion Price is adjusted pursuant to Section 2(c)(i) or (ii) above, SAE shall promptly deliver to Holder, a notice setting forth the Affected Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, provided that any failure to so provide such notice shall not affect the automatic adjustment hereunder.

(v) Change in Control Transactions. In case of any Change in Control Transaction, the Holder shall have the right thereafter to, at its option, convert this Note, in whole or in part, at the Conversion Price into the shares of stock and other securities, cash and/or property receivable upon or deemed to be held by holders of Common Stock following such Change in Control Transaction, and the Holder shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock into which this Note could have been converted immediately prior to such Change in Control Transaction would have been entitled if such conversion were permitted, subject to such further applicable adjustments set forth in this Section 2. The terms of any such Change in Control Transaction shall include such terms so as to continue to give to the Holder the right to receive the amount of securities, cash and/or property upon any conversion or redemption following such Change in Control Transaction to which a holder of the number of shares of Common Stock deliverable upon such conversion would have been entitled in such Change in Control Transaction, and interest payable hereunder shall be in cash or such new securities and/or property, at the Holder's option. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers, or share exchanges.

(vi) Notice of Certain Events. If:

A. SAE shall declare a dividend (or any other distribution) on its Common Stock; or

B. SAE shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

C. SAE shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

D. the approval of any stockholders of SAE shall be required in connection with any reclassification of the Common Stock of SAE, any consolidation or merger to which SAE is a party, any sale or transfer of all or substantially all of the assets of SAE, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

E. SAE shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of SAE;

then SAE shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder at its last address as it shall appear upon the books of SAE, on or prior to the date notice to SAE's stockholders generally is given, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange.

(d) Reservation and Issuance of Underlying Securities. SAE covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note (including repayments in stock), free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of Common Stock as shall be issuable (taking into account the adjustments under this Section 2 but without regard to any ownership limitations contained herein) upon the conversion of this Note hereunder in Common Stock (including repayments in stock). SAE covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, nonassessable and freely tradable.

(e) No Fractions. Upon a conversion hereunder, SAE shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the closing price of a share of Common Stock at such time. If SAE elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole

share of Common Stock, rounded to the nearest whole share of common stock.

(f) Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock (or similarly via DWAC) upon the conversion of this Note (including repayment in stock) shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by SAE, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock (or similarly via DWAC) are to be issued in a name other than the name of the Holder, this Note when surrendered for conversion shall be accompanied by an assignment form; and, provided, further, that SAE shall not be required to pay any tax or taxes which may be payable in respect of any such transfer.

(g) Cancellation. After all of the Principal Amount (including any accrued but unpaid interest) has been paid in full or converted into Common Stock, this Note shall automatically be deemed canceled, and the Holder shall promptly surrender the Note to the Company at the Company's principal executive offices.

(h) Notices Procedures. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, by email, or by a nationally recognized overnight courier service to SAE at the facsimile telephone number or address of the principal place of business of SAE. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed delivered (i) upon receipt, when delivered personally, (ii) when sent by facsimile or email, upon receipt if received on a Business Day prior to 5:00 p.m. (Eastern Time), or on the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Eastern Time) or (iii) upon receipt, when deposited with a nationally recognized overnight courier service.

(i) Conversion Limitation. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon conversion pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such Holder (other than by virtue of the ownership of securities or rights to acquire securities (including the Note) that have limitations on the Holder's right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) by the holder's "affiliates" at such time (as defined in Rule 144 of the Securities Act) ("Aggregation Parties") that would be aggregated for purposes of determining whether a group under Section 13(d) of the Exchange Act exists, would exceed 4.99% of the total issued and outstanding shares of the Common Stock (the "Restricted Ownership Percentage"). The Holder shall have the right at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to SAE and at any time and from time to time, to increase its Restricted Ownership Percentage immediately in the event of the

announcement as pending or planned, of a Change in Control Transaction.

Section 3. Defaults and Remedies

(a) Events of Default. An "Event of Default" is: (i) a default in payment of any amount due hereunder which default continues for more than 5 business days after the due date thereof; (ii) a default in the timely issuance of Underlying Shares upon and in accordance with terms hereof, which default continues for five Business Days after SAE has received written notice informing SAE that it has failed to issue shares or deliver stock certificates within the fifth day following the Conversion Date; (iii) failure by SAE for fifteen (15) days after written notice has been received by SAE to comply with any material provision of the Note (including without limitation the failure to issue the requisite number of shares of Common Stock upon conversion hereof and the failure to convert the Note upon the Holder's request following a Change in Control Transaction pursuant to Section 2(c)(v); (iv) a material breach by SAE of its representations or warranties in the any of the documents related to the Note; (v) any default after any cure period under, or acceleration prior to maturity of, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by SAE for in excess of $100,000 or for money borrowed the repayment of which is guaranteed by SAE for in excess of $100,000, whether such indebtedness or guarantee now exists or shall be created hereafter; or (vi) if SAE is subject to any Bankruptcy Event.

(b) Remedies. If an Event of Default occurs and is continuing with respect to the Note, the Holder may declare all of the then-outstanding Principal Amount of this Note, including any interest due hereon, to be due and payable immediately, except that in the case of an Event of Default arising from events described in clauses (v) and (vi) of Section 3(a), this Note shall become due and payable without further action or notice. In the event of such acceleration, the amount due and owing to the Holder shall be the greater of (1) 100% of the outstanding Principal Amount of the Note (plus all accrued and unpaid interest, if any) and (2) the product of (A) the highest closing price for the five (5) Trading days immediately preceding the Holder's acceleration and (B) the Conversion Ratio. In either case the Company shall pay interest on such amount in cash at the Default Rate to the Holder if such amount is not paid within 7 days of Holder's request. The remedies under this Note shall be cumulative.

Section 4. General

(a) Payment of Expenses. The Company and SAE agree to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

(b) Savings Clause. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby. In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt. If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

(c) Amendment. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

(d) Assignment, Etc. The Holder may assign or transfer this Note. The Holder shall notify the Company of any such assignment or transfer promptly. This Note shall be binding upon the Company, SAE and their successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

(e) No Waiver. No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy, or power hereunder preclude any other or future exercise of any other right, remedy, or power. Each and every right, remedy, or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

(f) Governing Law, Jurisdiction.

(i) Governing Law. THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

(ii) Jurisdiction. This Note shall be deemed to have been executed in Los Angeles, California, and the Company and SAE expressly agrees and consent that the Superior Court of the State of California for the County of Los Angeles shall have sole jurisdiction of any action pertaining to this Note.

The Company and SAE agree that the service of process upon it mailed by certified or registered mail (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect Holder's right to serve process in any other manner permitted by law. The Company and SAE agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(iii) NO JURY TRIAL. THE COMPANY AND SAE HERETO KNOWINGLY AND VOLUNTARILY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON, OR ARISING FROM THIS NOTE.

(g) Replacement Notes. This Note may be exchanged by Holder at any time and from time to time for a Note or Notes with different denominations representing an equal aggregate outstanding Principal Amount, as reasonably requested by Holder, upon surrendering the same. No service charge will be made for such registration or exchange. In the event that Holder notifies the Company that this Note has been lost, stolen or destroyed, a replacement Note identical in all respects to the original Note (except for registration number and Principal Amount, if different than that shown on the original Note), shall be issued to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the

Company from any loss incurred by it in connection with the Note.

(h) Waiver. The Company and SAE hereby waive any and all demands of any nature whatsoever, any and all notices of any nature whatsoever, dishonor, presentment of any kind whatsoever, and protest of or in connection with the Note or any Indebtedness.

(i) Originals Received Electronically. The parties agree that this Note may be signed in counterparts and that a document signed and sent electronically including via email and facsimile is an original and binding document.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the date and in the year first above written.

SEVEN ARTS ENTERTAINMENT INC.	SEVEN ARTS FILMED ENTERTAINMENT LOUISIANA LLC
By: ____________________	By: ____________________